Income Taxes	12 Months Ended
Jun. 30, 2014
Notes to Financial Statements
Note 7 - Income Tax

There is no current or deferred income tax expense or benefit for the period ended June 30, 2014.

The provision for income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The items causing this difference for the periods ended June 30, 2014 and 2013 are as follows.

	2014		2013
Tax benefit at U.S. statutory rate	$(6,000)	34%	$30,000	34%
State income taxes	(700)	4%	3,500	4%
Use of prior year net operating loss carry forwards	6,700		—
Valuation allowance	—	38%	(33,500)	38%
	$—		$—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred tax assets as of June 30, 2014 and 2013 are as follows:

	June 30, 2014	June 30, 2013

Deferred tax assets:
Net operating losses carry forwards	$71,938	$88,358

Total deferred tax assets	26,800	33,500

Deferred tax liabilities:	-0-	-0-

Total deferred tax liabilities	-0-	-0-

Net deferred tax asset	26,800	33,500
Valuation allowance	(26,800)	(33,500)
Deferred tax asset, net	$—	$—

A reconciliation of net loss per books with net loss per return is as follows

	June 30,
	2014	2013
Net income (loss), per books	$16,420	$(88,419)
Income subject to tax not recorded on the books:
(Income) expense recorded on the books not included on the return:	- 0 -	- 0 -
Net income (loss), per return	$16,420	$(88,419)

Income tax expense, per return	$6,700	$	- 0 -
Available net operating loss (NOL) carryover from prior tax years	(88,419)		- 0 -
NOL generated	- 0 -		88,419
Total NOL carryover to future years	71,938		88,419
NOL expiring	- 0 -		-0-
NOL available to future years	$71,938		$88,419

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some, or all, of the deferred tax asset will not be realized. The ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income during the periods in which the net operating loss carryforwards are available. Management considers projected future taxable income, the scheduled reversal of deferred tax liabilities and available tax planning strategies that can be implemented by the Company in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the net operating loss carryforwards are available to reduce income taxes payable, management has established a valuation allowance such that the net deferred tax asset is $0 as of June 30, 2014. The net change in the valuation allowance during the year ended June 30, 2014 was a decrease of approximately $6,700.

As of June 30, 2014 we had net operating loss carryforwards for federal income tax purposes of $71,938, which will expire through 2032. During the year ended June 30, 2014, the Company had a change in control such that utilization of prior year carryforwards be subject to limitations under IRC Section 382. To this extent that we are able to utilize available tax loss carryforwards that arose from operations in June 30, 2013.

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109" ("FIN 48") which was codified as ASC Topic 740. ASC Topic 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. The Company determined the adoption to have no effect on results of operations or financial position at or for the year ended June 30, 2014 or 2013. The Company will record any future penalties and tax related interest expense as a component of provision for income taxes.